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                                                                   EXHIBIT 10.15


                                                                  EXECUTION COPY

                             OMNIBUS AMENDMENT NO. 1
                                       TO
                            SERIES 1998-1 SUPPLEMENT
                                       AND
                         CERTIFICATE PURCHASE AGREEMENT
              (AmeriServe Receivables Master Trust, Series 1998-1)

         This AMENDMENT NO. 1 dated as of June 1, 1999 (this "Amendment"), is among AmeriServe Funding Corporation, a Delaware corporation ("AFC"); AmeriServe Food Distribution, Inc., a Delaware corporation ("AmeriServe"); Norwest Bank Minnesota, National Association, a national banking association ("Norwest"), as Trustee; LaSalle National Bank, Christiania Bank og Kreditkasse and Bank of America National Trust and Savings Association, a national banking association ("Bank of America"), each as a Series 1998-1 Certificateholder; and Bank of America, as Agent.

                               W I T N E S S E T H

         WHEREAS, AFC, as Transferor, AmeriServe, as the initial Servicer, and Norwest, as Trustee are the parties to the Series 1998-1 Supplement to the Pooling and Servicing Agreement dated as of July 28, 1998 (the "Supplement").

         WHEREAS, AFC, as Transferor, AmeriServe and the Series 1998-1 Certificateholders are the parties to the Certificate Purchase Agreement dated as of July 28, 1998 (the "CPA").

         WHEREAS, the current aggregate Stated Amount of Series 1998-1 is $105,000,000 (the "Original Series 1998-1 Aggregate Stated Amount").

         WHEREAS, the parties hereto desire, among other things, to amend the Supplement and the CPA to increase the Original Series 1998-1 Aggregate Stated Amount by fifty million Dollars ($50,000,000) for a period of one hundred twenty
(120) days.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which the parties hereto hereby acknowledge, the parties hereto agree as follows:

     SECTION 1. Definitions. As used herein, capitalized terms which are defined in the preamble hereto shall have the meanings as so defined, and capitalized




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terms used herein and not otherwise defined are used as defined in (or by reference in) the Supplement.

         SECTION 2.  Amendments to Supplement.

         (a) The definition of Certificate Spread in Section 1.1(c) of the Supplement is hereby amended in its entirety to read as follows:

                  "Certificate Spread" means: (A) if Tricon has a senior public unsecured debt rating from each of the Rating Agencies of at least "BBB" or higher, the Certificate Spread shall be .750% per annum; (B) if Tricon has a senior public unsecured debt rating from each of the Rating Agencies of "BBB-", the Certificate Spread shall be 1.00% per annum; (C) if Tricon has a senior public unsecured debt rating from each of the Rating Agencies of at least "BB" but less than "BBB-", the Certificate Spread shall be 1.40% per annum; (D) if Tricon has a senior public unsecured debt rating from each of the Rating Agencies of "BB-", the Certificate Spread shall be 1.75% per annum; (E) if Tricon has a senior public unsecured debt rating from each of the Rating Agencies of "B+" or has a senior public unsecured debt rating from any of the Rating Agencies below "B+" or if Tricon does not have a senior public unsecured debt rating from each of the Rating Agencies, the Certificate Spread shall be 2.00% per annum; and (F) notwithstanding Tricon's senior public unsecured debt rating and the foregoing, at any time a Spread Increase Event has occurred and is continuing, the Certificate Spread shall be 2.50% per annum; provided, however that Trustee shall not be responsible for determining the senior public unsecured debt rating of Tricon.

         (b) Section 1.1(c) of the Supplement is hereby amended by adding the following definitions in the proper alphabetical order in such section:

                  "Increase Period" means the period from June 1, 1999, until the first day that is one hundred twenty (120) days after such date, or, if such day is not a Business Day, the first succeeding Business Day.

                  "Spread Increase Event" means on any day on or after the thirtieth (30th) day following the end of the Increase Period, that the Aggregate Invested Amount is greater than one hundred five million Dollars ($105,000,000).





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         (d) Section 1.1(c) of the Supplement is hereby amended by adding the following at the end of the definition of "Stated Amount":

         "The aggregate Stated Amount of all Series 1998-1 Certificates shall be $155,000,000 during the Increase Period and shall automatically be reduced to $105,000,000 on the last day of the Increase Period."

         SECTION 3.  Increase of the Stated Amount under the CPA.

         (a) Notwithstanding Schedule I to the CPA, from the Effective Date (as defined below) until the last day of the Increase Period, the Stated Amount of Bank of America's Series 1998-1 Certificates shall be deemed to be increased in an amount equal to fifty million Dollars ($50,000,000).

         (b) In connection with such deemed increase to the Stated Amount pursuant to clause (a) above, the parties hereto agree that Bank of America's Series 1998-1 Certificate No. 9 is hereby deemed to be amended by temporarily increasing the Maximum Principal Amount thereof by fifty million Dollars ($50,000,000) during the Increase Period to reflect such temporary deemed increase to the related Stated Amount.

         SECTION 4. Procedures for Increasing Invested Amounts under the CPA. Notwithstanding Section 2.2 of the CPA or any other provision in the CPA to the contrary, the parties hereto agree that: (a) during the month of June 1999, there shall be one special Increase to Bank of America's Series 1998-1 Certificate No. 9 with an Increase Amount of fifty million Dollars ($50,000,000) and (b) such Increase shall be effective and binding on the parties hereto from the date, on or after the Effective Date, such parties agree until the last day of the Increase Period irrespective of the mechanics for an Increase set forth in the CPA and whether or not such increase occurs on a Distribution Date.

         SECTION 5. Absence of Early Amortization Events and Unmatured Early Amortization Events. Each of AFC and AmeriServe (in its capacity as Servicer and otherwise) hereby severally represents and warrants to the other parties hereto that, on and as of the Effective Date (as defined below), no Early Amortization Event or Unmatured Early Amortization Event has occurred and is continuing.

         SECTION 6. Effective Date; Binding Effect; Ratification; Series 1998-1 Certificateholders Consent.

         (a) This Amendment shall become effective as of the date (the "Effective Date") when (i) the Series 1998-1 Certificateholders shall have received, in form and substance satisfactory to them, (A) evidence that AmeriServe and AFC have




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authorized this Amendment, (B) favorable opinions of counsel for AmeriServe and
AFC covering this Amendment as well as updating the opinions given in connection with the issuance of Series 1998-1, and (C) evidence that the applicable rating agencies have approved this Amendment and (ii) the Agent shall have received counterparts hereof executed (including by facsimile) by the parties hereto.

         (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         (c) On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Supplement and the CPA, as applicable, and (ii) each reference in the Supplement and the CPA to "this Supplement" or "this Agreement" or "hereof", "hereunder" or words of like import, and each reference in any other document to the Supplement or the CPA shall mean and be a reference to such CPA or Supplement, as applicable, as amended or modified hereby.

         (d) Except as expressly amended or modified hereby, the Supplement and the CPA shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto.

         (e) Each Series 1998-1 Certificateholder hereby consents to this Amendment and all of the provisions hereof.

         SECTION 7. Miscellaneous. (a) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

         (b) Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment.

         (c) This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts (including by facsimile), each of which shall be an original and all of which taken together shall constitute one and the same agreement.


                               [Signatures Follow]





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         IN WITNESS WHEREOF, the parties have executed this Amendment by their respective officers thereunto duly authorized as of the date first above written.


                                AMERISERVE FUNDING CORPORATION,
                                as Transferor

                                By:
                                    --------------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                            ------------------------------------


                                AMERISERVE FOOD DISTRIBUTION, INC.,
                                individually and as initial Servicer

                                By:
                                    --------------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                            ------------------------------------


                                NORWEST BANK MINNESOTA,
                                NATIONAL ASSOCIATION, as Trustee

                                By:
                                    --------------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                            ------------------------------------


                                CHRISTIANIA BANK OG KREDITKASSE,
                                as Series 1998-1 Certificateholder

                                By:
                                    --------------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                            ------------------------------------


                                LASALLE NATIONAL BANK,
                                as Series 1998-1 Certificateholder

                                By:
                                    --------------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                            ------------------------------------





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                                BANK OF AMERICA NATIONAL TRUST
                                AND SAVINGS ASSOCIATION,
                                as Series 1998-1 Certificateholder


                                By:
                                   ---------------------------------------------
                                     Attorney-in-fact


                                BANK OF AMERICA NATIONAL TRUST
                                AND SAVINGS ASSOCIATION, as Agent


                                By:
                                   ---------------------------------------------
                                     Attorney-in-fact





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